EXHIBIT 10.1

Certain identified information has been excluded from the exhibit as such information would likely cause competitive harm to the registrant if publicly disclosed. Such exclusions have been marked with a [****]

LOYALTYONE, CO.

-and-

BANK OF MONTREAL

SEVENTH AMENDMENT

TO

AMENDED AND RESTATED PROGRAM PARTICIPATION AGREEMENT

DATED AS OF OCTOBER 27, 2022

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SEVENTH AMENDMENT TO AMENDED AND RESTATED

PROGRAM PARTICIPATION AGREEMENT

October 27, 2022 (the “Amendment Effective Date”)

RECITALS:

A.	Bank of Montreal (the “Bank”) and LoyaltyOne, Co. (“LM”) are parties to that certain Amended and Restated Program Participation Agreement, dated as of November 1, 2017 (which agreement, as amended, supplemented or modified from time to time, is referred to as the “Agreement”) pursuant to which the Bank participates in the AIR Miles Rewards Program operated by LM.
B.	All capitalized terms that are used but not defined in this amendment to the Agreement (this “Seventh Amendment”) have the meanings attributed to such terms in the Agreement.
C.	Pursuant to Section 12.4 of the Agreement, the Agreement may not be amended, altered or modified except by a written instrument executed by each of the Parties and the Parties wish to now enter into this Seventh Amendment for purposes of making certain amendments, as laid out below, to the Agreement.

NOW THEREFORE in consideration of the mutual covenants and agreements herein contained and other good and valuable consideration (the receipt and sufficiency of which are hereby acknowledged), each of the undersigned hereby agrees as follows:

1.	Prior Agreements. The terms of the Agreement and the terms set forth in this Seventh Amendment shall as of the Amendment Effective Date continue to govern the BankCard benefits pursuant to the Agreement.
2.	Amendments. The Agreement is hereby amended as follows:
(a)	Section 4.1(b) of the Agreement is hereby deleted and replaced with:

[****]

(b)	Section 4.2 of the Agreement is hereby deleted and replaced with:

4.2Rights of Termination of the Bank.  If any of the following events or circumstances shall occur or exist, the Bank shall, at any time after the occurrence and during the continuance thereof, have the right to terminate this Agreement upon written notice to LM:

(a)the AM Program ceases to operate (other than as a result of a force majeure as defined in Section 4.6(b)) and LM is not making all reasonable efforts to recommence operations; it being agreed that for the purposes of this clause (a) and Section 4.6, the term “ceases to operate” shall mean the inability on the part of LM, for a period of 30 consecutive days, to issue or redeem AM;

(b)at any time, on 30 days’ notice to LM, if LM has intentionally carried out any fraudulent or illegal conduct that materially affects the Bank’s financial position in respect of the AM Program;

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(c)	Section 5.3 [****] of the Agreement is hereby deleted and replaced with:

[****]

(d)	In Annex A of the Agreement, the definition of [****] is hereby deleted and replaced with:

[****]

(e)	In Annex A of the Agreement, the definition of [****] is hereby added:

[****]

(f)	In Annex A of the Agreement, the definition of [****] is hereby deleted and replaced with the following:

[****]

(g)	The definition of [****] is hereby deleted and replaced with:

[****]

(h)	Schedule 5.3 is hereby deleted.
3.	Incorporation of the Agreement. The terms and conditions of the Agreement shall continue in full force and effect, except to the extent they are expressly superseded or modified by or inconsistent with the terms and conditions of this Seventh Amendment, in which event, the Seventh Amendment shall control.
4.	Entire Amendment. This Seventh Amendment constitutes an amendment and supplement of, and not a replacement to, the Agreement. The Agreement and this Seventh Amendment shall be read together and have effect so far as practicable as though all the provisions thereof and hereof were contained in one instrument.
5.	Governing Law

This Seventh Amendment shall be governed by and construed in accordance with the laws of the Province of Ontario and the laws of Canada applicable therein.

6.	Counterparts

This Seventh Amendment may be executed in two or more counterparts, each of which shall be deemed to be an original and all of which together shall constitute one and the same agreement.

[Signature page follows]

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IN WITNESS WHEREOF the undersigned have executed this Amendment as of the date written above.

LoyaltyOne, Co. Suite 200, 351 King Street East Toronto, Ontario M5A 0L6	LOYALTYONE, CO.
	By:	/s/ Shawn Stewart
Attention: Email:	Name: Title:	Shawn Stewart President
with a copy to:

LoyaltyOne, Co.	By:	/s/ Bruno Scalzitti
Suite 200, 351 King Street East	Name:	Bruno Scalzitti
Toronto, Ontario M5A 0L6	Title:	VP, Financial Planning & Analysis
Attention:Legal Services Email: [****]

Bank of Montreal	BANK OF MONTREAL
55 Bloor Street West
12th Floor,
Toronto, Ontario	By:	/s/ Andras Lazar
M4W 3M5	Name:	Andras Lazar
Attention: [****] Email: [****]	Title:	VP – Product, Partnerships & Innovation

with a copy to:
	By:	/s/ Jennifer Douglas
Bank of Montreal	Name:	Jennifer Douglas
Legal Group First Canadian Place, 20th Floor	Title:	Head, North American Retail & Small Business Payments
Toronto, Ontario M5X 1A1
Attention:[****]
Email: [****]

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